UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 17, 2026

Essential Utilities, Inc.
(Exact Name of Registrant Specified in Charter)

Pennsylvania	001-06659	23-1702594
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

762 West Lancaster Avenue Bryn Mawr, Pennsylvania	19010-3489
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (610)
527-8000

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.50 par value	WTRG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Essential Utilities, Inc. (the “Company”) is electing to furnish this Current Report on Form 8-K as a voluntary disclosure solely to provide certain information related to the pending merger transaction involving the Company and American Water Works Company, Inc. (“American Water”), which information is to be incorporated by reference into the Company’s Registration Statement on Form S-3 (File No. 333-277563).

Item 7.01	Regulation FD Disclosure.

As previously disclosed in its Current Report on Form 8-K filed on October 27, 2025, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) on October 26, 2025 with American Water and Alpha Merger Sub, Inc., a direct wholly owned subsidiary of American Water (“Merger Sub”), pursuant to which and upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of American Water. With the consent of American Water, the Company has elected to furnish as an exhibit to this Form 8-K the unaudited consolidated financial statements of American Water as of June 30, 2026 and for the three and six months ended June 30, 2026 and June 30, 2025, as included in American Water’s Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 29, 2026.

The foregoing historical unaudited consolidated financial statements of American Water are furnished as Exhibit 99.1 hereto and are incorporated herein by reference. The Company is not incorporating by reference any other information herein set forth in American Water’s SEC filings. These historical unaudited consolidated financial statements of American Water were independently prepared by American Water; they have not been independently validated by the Company.

This report does not modify or update the consolidated financial statements of the Company included in the Company’s SEC filings.

The Merger has not yet occurred and is subject to customary closing conditions set forth in the Merger Agreement, including, among others, receipt of certain required regulatory approvals. For further information regarding the Merger, please refer to the Company’s Annual Report on Form 10-K filed on February 26, 2026, its Quarterly Reports on Form 10-Q filed on May 7, 2026 and August 5, 2026, and its definitive joint proxy statement/prospectus on Schedule 14A filed on December 31, 2025, in each case, as updated and supplemented by the Company’s other filings with the SEC made from time to time.

This Form 8-K, including the unaudited consolidated financial statements of American Water furnished as Exhibit 99.1 hereto, is expressly incorporated by reference into the Company’s registration statement on Form S-3 (File No. 333-277563). Except as expressly set forth in the foregoing sentence, the Company is furnishing to the SEC the information included or incorporated by reference in this Item 7.01, including Exhibit 99.1, and such information shall not be deemed to be “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any other Company filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such Company filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Historical unaudited consolidated financial statements of American Water Works Company, Inc. as of June 30, 2026 and for the three and six months ended June 30, 2026 and June 30, 2025

101.INS	Inline XBRL Instance Document

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRES	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File (formatted in Inline XBRL) (included in Exhibit 101)

The exhibits in this Item 9.01 are expressly incorporated by reference into the Company’s registration statement on Form S-3 (File No. 333-277563). Except as expressly set forth in the foregoing sentence, the Company is furnishing to the SEC the information included in this Item 9.01, including Exhibit 99.1, and such information shall not be deemed to be “filed” by the Company for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such Company filing.

* * *

Cautionary Statement Regarding Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K are forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. These forward-looking statements address, among other things: the expected timing of closing of the Company’s acquisitions; the projected impact of various legal proceedings; the projected effects of recent accounting pronouncements; the proposed Merger; prospects, plans, objectives, expectations and beliefs of management, as well as information contained in this report where statements are preceded by, followed by or include the words “believes,” “expects,” “estimates,” “anticipates,” “plans,” “future,” “potential,” “probably,” “predictions,” “intends,” “will,” “continue,” “in the event” or the negative of such terms or similar expressions. Forward-looking statements are based on a number of assumptions concerning future events, and are subject to a number of risks, uncertainties and other factors, many of which are outside the Company’s control, which could cause actual results to differ materially from those expressed or implied by such statements. These risks and uncertainties include, among others, the effects of regulation, abnormal weather, geopolitical forces, the impact of inflation and supply chain pressures, including those resulting from changes in government fiscal policies and regulations, the imposition of tariffs, the threat of cyber-attacks and data breaches, changes in capital requirements and funding, the success of growth initiatives, including pending acquisitions, changes to the capital markets, the Company’s ability to control operating expenses and its ability to assimilate acquired operations, as well as those risks, uncertainties and other factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in such reports. In addition to the foregoing, there are various risks and other uncertainties associated with the Company’s proposed Merger, including a fixed exchange ratio that will not adjust or account for fluctuations in American Water’s or the Company’s stock price; limitations on the parties’ ability to pursue alternatives to the proposed Merger; an event, change or other circumstance that could give rise to the termination of the Merger Agreement; a delay in the timing to consummate the proposed Merger; each party’s ability to obtain required governmental and regulatory approvals required for the proposed Merger (and/or that such approvals may result in the imposition of burdensome or commercially undesirable conditions, including required dispositions, that could adversely affect the combined company or the expected benefits of the proposed Merger); financial impacts of the proposed Merger on the Company and the combined company’s earnings, earnings per share, financial condition, results of operations, cash flows and share price, and any related accounting impacts; any impact of the proposed Merger on the Company’s and the combined company’s ability to declare and pay quarterly dividends on its common stock; the risk of litigation related to the proposed Merger; changes in the parties’ key management and personnel; the amount and nature of incurred transaction costs associated with the proposed Merger; and reduced ownership and voting interests for the Company’s and American Water’s shareholders upon completion of the proposed Merger. As a result, readers are cautioned not to place undue reliance on any forward-looking statements. The Company undertakes no obligation to update or revise forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSENTIAL UTILITIES, INC.

Date: August 17, 2026	By:	/s/ Christopher P. Luning
	Name:	Christopher P. Luning
	Title:	Executive Vice President, General Counsel